SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                   Current Report Under Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) April 25, 2000

                              AMEXDRUG CORPORATION
                            ------------------------
              Exact name of registrant as specified in its charter

        California                        0-7473                 95-2251025
------------------------------          ----------           ------------------
(State or other jurisdiction of         Commission             (IRS Employer
Incorporation or organization)          File Number          Identification No.)




369 South Doheny Dr.  Suite 326,
Beverly Hills, Ca                                                    90211
----------------------------------------------                    -----------
(Address of Principal Executive Offices)                           (Zip Code)


                                  310-855-0475
               --------------------------------------------------
               Registrant's Telephone Number, including Area Code:


           Harlyn Products, Inc., 1515 South Main St., Los Angeles, Ca
--------------------------------------------------------------------------------
(Former  name,  former  address,  and former  fiscal year, if changed since last report)

ITEM  1.  CHANGES IN CONTROL OF REGISTRANT

The Company has had a change in control in which Mr. Jack Amin (address as shown on page one) received 1,000,000 post split common shares representing 95% of the post split outstanding stock. Mr. Amin received the stock as part of the terms of a bankruptcy outlined in Item 3. The terms of the acquisition of the stock included the payment of $100,000 into the bankruptcy court which was paid from Mr. Amin's personal assets.

ITEM 3.  BANKRUPTCY

On March 21, 1997 the Company filed for bankruptcy in the United States Bankruptcy Court, Central District of California in the Los Angeles Division under Chapter 11, with Howard M. Ehrenberg as trustee, and emerged from bankruptcy on April 25, 2000 under Chapter 7 with no remaining assets or liabilities.

The bankruptcy settlement included a name change from "Harlyn Products Inc." to "Amexdrug Corporation", a change in officers, a change in the par value of the common shares from $.10 to $.001, a cancellation of the authorized and any outstanding preferred shares, a reverse common stock split of one hundred shares of outstanding stock for one share, and the issuance of 1,000,000 post split common shares in exchange for $100,000 which was paid into the bankruptcy court. The total of the post split outstanding shares, following completion of the terms of the settlement, was 1,052,783.

On  April  25,  2000,   the  date  on  which   Bankruptcy   Court  approved  the
aforementioned transaction, the Company had no assets nor any liabilities. Amended and restated articles of incorporation completing the terms of the bankruptcy was filed by the trustee in the state of California on June 22, 2000.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On August 2, 2000, the Company engaged the services of Andersen Andersen & Strong LC as its auditors to audit its financial statements. The Company had no auditors during the period that the Company was in bankrupcty proceedings.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

As of the last published and filed report of the Company prior to the bankruptcy proceedings, the board of directors consisted of Harold Weisbrod, Edward Dudziak, and Barbara Rodriguez. As a part of the April 25, 2000 transaction which removed the Company from the bankruptcy proceedings, Mr. Jack Amin was appointed as sole director of the Company. Mr. Amin also assumed the positions of President, Secretary, and Treasurer of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Find attached the following financial statements and exhibits:

1.   Audited financial statements as of April 25, 2000.

2. Transcript of Certificate of Amendment and Restatement of Articles of incorporation of Harlyn Products, Inc. fIled July 22, 2000.

3. Order Re Motion to Approve Sale of Property of the Estate Entered by the United States Bankruptcy Court, Central District of California, Los Angeles Division on April 25, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       Amexdrug Corporation
                                                           (Registrant)


Date: September 26, 2000                                  S/ Jack Amin
      ------------------                            ----------------------------
                                                        Jack Amin, President

                        FINANCIAL STATEMENTS AND EXHIBITS

ANDERSEN ANDERSEN & STRONG, L.C.
Certified Public Accountants and Business Consultants
Member SEC Practice Section of the AICPA
A member of ACF International with affiliated offices worldwide.

                                                  941 East 3300 South, Suite 202
                                                      Salt Lake City, utah 84106
                                                          Telephone 801-486-0096
                                                                Fax 801-486-0098
                                                        Email KAndersen @msn.com


Board of Directors
Amexdrug Corporation
Beverly  Hills,  California

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheet of Amexdrug Corporation at April 25, 2000, and the statement of operations, and the stockholders' equity for the ten months ended April 25, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amexdrug Corporation at April 25, 2000 and the results of operations for the ten months ended April 25, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company will need working capital for any planned activity, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 3 . These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                      Andersen Andersen & Strong
Salt Lake City, Utah
August 23, 2000

                              AMEXDRUG CORPORATION
                                  BALANCE SHEET
                                 April 25, 2000

--------------------------------------------------------------------------------



ASSETS

CURRENT ASSETS

   Cash                                                              $      -
                                                                     -----------

       Total Current Assets                                          $      -
                                                                     ===========

LIABILITIES AND STOCKHOLDERS'
   EQUITY

CURRENT LIABILITIES

   Accounts payable                                                  $      -
                                                                     -----------

       Total Current Liabilities                                            -
                                                                     -----------

STOCKHOLDERS' EQUITY

   Common stock
       10,000,000 shares authorized, at $0.001 par value,
       1,052,783  shares issued and outstanding                           1,053

   Capital in excess of par value - dated April 25, 2000 - Note 1        (1,053)

    Retained earnings - dated April 25, 2000 - Note 1                       -
                                                                     -----------

       Total Stockholders' Equity                                           -
                                                                     -----------

                                                                     $      -
                                                                     ==========



The accompanying notes are an integral part of these financial statements.

                              AMEXDRUG CORPORATION
                             STATEMENT OF OPERATIONS
                     For the Ten Months Ended April 25, 2000


--------------------------------------------------------------------------------


                                                                       Dated
                                                                   April 25 2000
                                                                   -------------
SALES                                                                 $      -

COST OF SALES                                                                -
                                                                     -----------

    Gross Profit                                                             -

EXPENSES                                                                     -
                                                                     -----------

NET LOSS                                                              $      -
                                                                     ===========

NET LOSS PER COMMON
   SHARE

       Basic                                                          $      -
                                                                     -----------



AVERAGE OUTSTANDING
    SHARES

        Basic                                                          1,052,783
                                                                     -----------










The accompanying notes are an integral part of these financial statements.





                                        AMEXDRUG CORPORATION
                            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                Period July 1, 1999 to April 25, 2000

------------------------------------------------------------------------------------------------------------------

                                                                                    (Dated  April 25, 2000)
                                                                                Capital in
                                                           Common Stock          Excess of           Accumulated
                                                       Shares       Amount       Par Value            Deficit
                                                     ---------    ---------      ----------         ------------


Balance June  30, 1999                                  49,106           49             (49)                 -


Provision for additional common shares
   resulting from reverse stock split -
   April  25, 2000 - Note 1                              3,677            4              (4)                 -

Issuance of common shares for cash -
   April 25, 2000 - Note 1                           1,000,000        1,000          (1,000)                 -

Net operating loss for the ten months ended
    April 25, 2000 - Note 1                                 -            -                -                  -


Balance April 25, 2000                               1,052,783    $   1,053      $   (1,053)        $        -
                                                     =========    =========      ==========         ============









The accompanying notes are an integral part of these financial statements.

                              AMEXDRUG CORPORATION
                             STATEMENT OF CASH FLOWS
                     For the Ten Months Ended April 25, 2000

--------------------------------------------------------------------------------



                                                             Dated
                                                       April 25,  2000
                                                      ----------------
CASH FLOWS FROM
   OPERATING ACTIVITIES

   Net loss                                               $      -

   Adjustments to reconcile net loss to
       net cash provided by operating
       activities



          Net Cash From Operations                               -
                                                          ---------

CASH FLOWS FROM INVESTING
   ACTIVITIES                                                    -
                                                          ---------

CASH FLOWS FROM FINANCING
   ACTIVITIES


   Net Increase (Decrease) in Cash                               -

   Cash at Beginning of Period                                   -
                                                          ---------

   Cash at End of Period                                  $      -
                                                          =========







The accompanying notes are an integral part of these financial statements.

                              AMEXDRUG CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1.     ORGANIZATION

The Company was incorporated under the laws of the state of California on April 30, 1963 with authorized common stock of 10,000,000 shares at a par value of $.10 and 1,000,000 preferred shares with a par value of $1.00 with the name of Harlyn Products Inc,.

The Company has been engaged in the business of selling jewelry to department stores and retail jewelry stores.

On March 21, 1997 the Company filed for bankruptcy in the United States Bankruptcy Court, Central District of California in the Los Angeles Division under Chapter 11, with Howard M. Ehrenberg as trustee, and emerged from bankruptcy on April 24, 2000 under Chapter 7 with no remaining assets or liabilities.

The bankruptcy settlement included a name change from "Harlyn Products Inc." to "Amexdrug Corporation", a change in officers, a change in the par value of the common shares from $.10 to $.001, a cancellation of the authorized and any outstanding preferred shares, a reverse common stock split of one hundred shares of outstanding stock for one share, and the issuance of 1,000,000 post split common shares in exchange for $100,000 which was paid into the bankruptcy court. The total of the post split outstanding shares, following completion of the terms of the settlement, was 1,052,783.

Amended articles of incorporation completing the terms of the bankruptcy was filed by the trustee in the state of Nevada on June 22, 2000.

This report has been prepared showing the name "Amedrug Corporation" and the common stock, after the stock split, at a par value of $.001, from inception. The retained earnings and the capital in excess of par value has been restated and dated April 25, 2000 with the statement of operations to begin on April 25, 2000.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods
------------------

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy
---------------

The Company has not yet adopted a policy regarding payment of dividends.

                              AMEXDRUG CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes
------------

On April 25, 2000, the Company had pre-bankruptcy net operating losses carry forward however the tax benefit from the carry forwards have been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has no operations and there has been a substantial change in its stockholders.

Earnings (Loss) Per Share
-------------------------

Earnings (loss) per share amounts are computed based on the weighted average number of shares actually outstanding.

Financial Instruments
---------------------

The carrying amounts of financial instruments are considered by management to be their estimated fair values.

Estimates and Assumptions
-------------------------

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Comprehensive Income
--------------------

The Company adopted Statement of Financial Accounting Standards No. 130. The adoption of this standard had no impact on the total stockholder's equity.

Recent Accounting Pronouncements
--------------------------------

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

                              AMEXDRUG CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3.  GOING CONCERN

The Company intends to acquire interests in various business opportunities which, in the opinion of management, will provide a profit to the Company however the Company does not have the working capital to be successful in this effort.

Continuation of the Company as a going concern is dependent upon obtaining additional working capital and the management of the Company has developed a strategy, which it believes will accomplish this objective through additional equity funding which will enable the Company to operate for the coming year.

4.  RELATED PARTY TRANSACTIONS

Related parties have acquired 95% of the outstanding common capital stock